UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

BGC Partners, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020 BGC PARTNERS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 14, 2020 Date: June 11, 2020 Time: 10:00 AM EDT Location: Meeting live via the Internet - please visit ww.virtualshareholdermeeting.com/BGCP2020 and be sure to have the information that is printed in the box marked by the arrow -> [xxxx xxxx] (located on the following page) BGC PARTNERS, INC. 499 PARK AVENUE, 3RD FLOOR NEW YORK, NY 10022 0000465066_1 R1.0.1.18 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: xxxx xxxx xxxx xxxx (located on the Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx available and follow the instructions. 0000465066_1 R1.0.1.18 Vote By Mail: You can vote by mail by requesting a paper copy of the materials

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Howard W. Lutnick 02 Stephen T. Curwood 03 William J. Moran 04 Linda A. Bell 05 David P. Richards The Board of Directors recommends you vote FOR proposals 2 and 3. 2 Approval of the ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2020. 3 Approval, on an advisory basis, of executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4 Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation. 0000465066_3 R1.0.1.18 NOTE: To vote by mail, please sign, date and return a proxy card using the enclosed envelope. To vote by Internet, please visit www.proxyvote.com, and follow the instructions. To vote by telephone, call 1-800-690-6903 and then follow the instructions. In addition, the proxy holders may vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof

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